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                                                                    EXHIBIT 10.1

                                 PROMISSORY NOTE


$15,225,000.00                                                 February 27, 1998



        FOR VALUE RECEIVED, A.T.C., L.L.C., a Virginia limited liability company, having its principal place of business at A.T.C., L.L.C. c/o Berman Kappler, Inc., 1010 Wisconsin Avenue, N.W., Suite 250, Washington, D.C. 20007 (hereinafter referred to as "Borrower"), promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, having its principal place of business at 650 Dresher Road, Horsham, Pennsylvania 19055-8015 (hereinafter referred to as "Lender"), the principal sum of FIFTEEN MILLION TWO HUNDRED TWENTY FIVE THOUSAND AND NO/100THS DOLLARS ($15,225,000.00), with interest on the unpaid principal balance to be computed from the date of this Promissory Note (this "Note") at the Applicable Interest Rate (hereinafter defined), in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

        1. PAYMENT OF PRINCIPAL AND INTEREST.

        A. The principal and interest under this Note shall be payable at the office of Lender as set forth above, Attn: Mr. Barry Moore, or at such other place as Lender may from time to time designate in writing, in equal consecutive monthly installments of $106,454.33 each, on the first day of April, 1998, and on the first day of each calendar month thereafter up to and including the first day of March, 2008 (or if such day is not a Business Day (hereinafter defined) the next Business Day thereafter); and the balance of said principal sum together with accrued and unpaid interest and any other amounts due under this Note, the Security Instrument and the Other Security Documents (each as hereinafter defined) shall be due and payable on the 1st day of March, 2008 (the "Maturity Date"). The term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the State of New York.

        B. Interest on the principal sum of this Note shall accrue in arrears and be calculated on the basis of an actual three hundred sixty (360) day year except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to close of business. Payments in federal funds immediately available in the place designated for payment which are received by Lender prior to 2:00 p.m. local time at said place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 2:00 p.m. local time

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at said place of payment on a day on which Lender is open for business. On the date of the closing of the loan evidenced by this Note, Borrower shall pay to Lender an interest payment equal to the product of the number of days remaining in the month from the date on which the loan is closed multiplied by the interest per diem. Payments under this Note shall be applied first to the payment of interest and other costs and charges due in connection with this Note or the Debt (as hereinafter defined), as Lender may determine in its sole discretion, and the balance applied toward the reduction of the principal sum in inverse order of maturity (but such application shall not reduce the amount of the fixed monthly installments required to be paid pursuant to Section 3.A. above). All amounts due under this Note shall be payable without set off, counterclaim or any other deduction whatsoever by the Borrower, unless authorized by Lender or an unappealable judgment of a court of competent jurisdiction.

        C. The term "Applicable Interest Rate" as used in this Note shall mean from the date of this Note through and including the Maturity Date, a rate of 7.390% per annum.

         2.       DEFAULT.

        A. If any sum payable under this Note is not paid within five (5) days on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment and such amount shall be secured by the Security Instrument and the Other Security Documents.

        B. The entire outstanding principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under the Security Instrument, the Other Security Documents and this Note (all such sums hereinafter collectively referred to as the "Debt"), or any portion thereof, shall without notice become immediately due and payable at the option of Lender if any payment required under this Note is not paid on the date when due or on the happening of any other default, each after the expiration of any applicable notice and grace periods, herein or under the terms of the Security Instrument or the Other Security Documents (hereinafter each an "Event of Default"). Time is of the essence in this Note, the Security Instrument and the Other Security Documents. All of the terms, covenants and conditions contained in the Security Instrument and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event that Lender employs counsel to collect the Debt or to protect or foreclose the security hereof, Borrower also agrees to pay on demand all costs of collection incurred by Lender, including reasonable attorneys' fees for the services of counsel whether or not suit be brought.

        C. Borrower does hereby agree that upon the occurrence of an Event of Default which is not cured within any applicable grace or notice period, or upon the failure of Borrower to pay the Debt in full on the Maturity Date, or upon the failure of Borrower to pay the Debt on the date specified in any notice given pursuant to Section 3.A.(i) hereof,

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Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at the Applicable Interest Rate plus five percent (5%) (the "Default Rate"); provided, however, that in the event Lender permits Borrower to cure such Event of Default, then the rate of interest on the unpaid principal balance of this Note shall be the Applicable Interest Rate and shall be computed from the date such Event of Default is cured. The Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt or, if permitted by Lender, the date such Event of Default is cured. This charge shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default. In the event the Default Rate would otherwise exceed the maximum rate permitted by applicable law, the Default Rate shall be the maximum rate permitted by applicable law.

         3.       PREPAYMENT AND DEFEASANCE.

                  A. Except as otherwise set forth herein, prepayments of this Note shall not be permitted. Provided no Event of Default exists, the principal balance of this Note may be prepaid in whole but not in part (except as otherwise specifically provided herein) at any time after the date which is thirty (30) days prior to the scheduled Maturity Date (the "Defeasance Expiration Date") provided (i) written irrevocable notice of such prepayment specifying the intended date of prepayment is received by Lender not more than sixty (60) days and not less than thirty (30) days prior to the date of such prepayment, and (ii) such prepayment is received on a scheduled payment date (or, if such prepayment is not received on a scheduled payment date, interest is paid through the last day of such calendar month) and is accompanied by all interest accrued hereunder and all other sums due hereunder or under the Security Instrument and Other Security Documents. With regard to any prepayment made hereunder, if the prior written notice required in (i) above has not been received by Lender, the required prepayment amount shall be increased by an amount equal to the lesser of (i) thirty (30) days' unearned interest computed on the outstanding principal balance of this Note so prepaid and (ii) unearned interest computed on the outstanding principal balance of this Note so prepaid for the period from, and including, the date of prepayment through the Maturity Date. Notwithstanding anything to the contrary in this Note, the Security Instrument or the Other Security Documents, the principal balance of the Note shall be absolutely and unconditionally due and payable on the date specified in any notice given pursuant to Section 3.A.(i) hereof.

        B. Partial prepayments of this Note shall not be permitted, except partial prepayments resulting from Lender applying insurance or condemnation proceeds to reduce the outstanding principal balance of this Note as provided in the Security Instrument, in which event no premium shall be due. No notice of prepayment shall be required under the circumstance specified in the preceding sentence. No principal amount repaid may be reborrowed. Partial payments of principal shall be applied to the unpaid principal payments in inverse order of maturity but such application shall not

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reduce the amount of the fixed monthly installments required to be paid pursuant to Section 1.A. above.

        C. (1) Provided no Event of Default exists, notwithstanding any provision of this Note to the contrary, on or after April 1, 2001 (the "Optional Defeasance Date"), and subject to a Rating Confirmation (hereinafter defined) having been obtained therefor and subject to the terms and conditions set forth in this Section 3.C., Borrower may defease all (but not less than all) of the principal of this Note (hereinafter, a "Defeasance"). For purposes herein, "Rating Confirmation," with respect to the matter in question, shall mean that as a condition thereto the Rating Agencies (hereinafter defined) shall have confirmed in writing that (i) such investment, replacement or action shall not result, in and of itself, in a reduction, withdrawal or qualification of any rating then assigned to any outstanding certificates issued with respect to a Securitization (as defined in the Security Instrument) (collectively, "Certificates") (if the Securitization has occurred), or (ii) such investment, replacement or action would not result, in and of itself, in a reduction, withdrawal or qualification of any rating for proposed Certificates then under consideration by the Rating Agencies (if the Securitization has not yet occurred); provided that if the Securitization has not taken (or as certified by Lender, will not take) the form of a transaction rated by the Rating Agencies, then "Rating Confirmation" shall instead mean that the matter in question shall be subject to the prior approval of the Lender. For purposes herein "Rating Agencies" shall mean each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, L.P. or any other nationally-recognized statistical rating agency selected by Lender. No Defeasance shall be permitted on or after the Defeasance Expiration Date. Each Defeasance shall be subject, in each case, to the satisfaction of the following conditions precedent:

               (a) Borrower shall provide not less than thirty (30) days' prior written notice to Lender specifying a date (the "Defeasance Date") on which the Defeasance Deposit (hereinafter defined) is to be made and on which the Defeasance is to occur, as well as the anticipated outstanding principal amount of this Note as of the Defeasance Date.

               (b) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of this Note to but not including the Defeasance Date.


                (c) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, then due under this Note, the Security Instrument and the other documents executed in connection therewith.

               (d) No Event of Default shall exist on the Defeasance Date.

               (e) Borrower shall pay to Lender the required Defeasance Deposit for the Defeasance. For purposes herein, "Defeasance Deposit" shall mean an amount equal to the sum of (i) the remaining principal

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            amount of this Note, (ii) without duplication, all costs and expenses (including the purchase price) incurred or to be incurred in the purchase of U.S. Government Securities (hereinafter defined) necessary to meet the Scheduled Defeasance Payments (hereinafter defined) and (iii) any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of this Note, or otherwise required to accomplish the agreements of this Section 3.C. For purposes herein, "U.S. Government Securities" shall mean securities evidencing an obligation to pay principal and interest in a full and timely manner that are (y) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (z) obligations of an entity controlled or supervised by and acting as an agency or instrumentality of and guaranteed as a full faith and credit obligation by the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof (including a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such securities or a specific payment of principal of or interest on any such securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt).

               (f) Borrower shall execute and deliver one or more security agreements, in form and substance satisfactory to Lender in its sole and absolute discretion, creating a first priority lien on the Defeasance Deposit and the U.S. Government Securities purchased with the Defeasance Deposit in accordance with the provisions of this
            Section 3.C. (the "Defeasance Security Agreement").

               (g) Borrower shall deliver to Lender an opinion of counsel for
            Borrower in form satisfactory to Lender in its sole and absolute discretion, stating, among other things, that Lender has a perfected first priority security interest in the U.S. Government Securities purchased with the Defeasance Deposit.

               (h) If this Note and the Security Instrument is included in any
            "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto (the "Code"), formed pursuant to a Securitization, Borrower shall also deliver or cause to be delivered an opinion of counsel, in form and substance satisfactory to Lender in its sole and absolute discretion stating that, after a Defeasance, the Security Instrument will continue to be a "qualified mortgage" within the meaning

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            of Section 860G of the Code and the REMIC will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of such Defeasance.

               (i) Borrower shall deliver to Lender an Officer's Certificate certifying that the requirements set forth in this Section 3.C. have been satisfied.

               (j) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request.

               (k) Borrower shall pay all reasonable costs and expenses of
            Lender incurred in connection with the Defeasance, including any costs and expenses associated with a release of the Security Instrument as provided in this Section 3.C. hereof and reasonable attorneys' fees and expenses.

               (l) Borrower shall deliver to Lender a confirmation, in form and substance satisfactory to Lender in its sole and absolute discretion, by a "Big Four" independent certified public accounting firm, that the Defeasance Deposit is sufficient to pay all Scheduled Defeasance Payments and other amounts required to be paid by Borrower hereunder in connection with the proposed Defeasance.

               (m) Borrower shall deliver to Lender confirmation, in form and substance satisfactory to Lender in its sole and absolute discretion, that all conditions to defeasance have been met from any applicable Rating Agency that has required as a condition to defeasance that such conditions have been met.

               (n) In the event an Event of Default arises after notice of
            Defeasance is given but before Defeasance occurs, Borrower shall pay a premium equal to one percent (1%) of the principal balance of this Note.

        (2) In connection with the Defeasance of this Note, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Government Securities (which purchases, if made by Lender, shall be made on an arms-length basis at then prevailing market rates) which provide payments on or prior to, but as close as possible to the first day of each calendar month after the Defeasance Date, and in amounts equal to the monthly installments due under this Note (the "Scheduled Defeasance Payments"). Borrower, pursuant to the Defeasance Security Agreement or other appropriate document, shall irrevocably authorize and direct that the payments received from the U.S. Government Securities may be made directly to Lender and applied to satisfy the obligations of Borrower under this Note. In connection with the Defeasance of this Note, any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Government Securities required by this Section 3.C. and (b) and satisfy Borrower's obligations under this Section 3.C. shall be remitted to

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Borrower. Any amounts received in payment on the U.S. Government Securities in excess of the amounts necessary to make monthly installment payments shall be applied to reduce the outstanding principal amount of this Note.

        (3) (a) If Borrower has elected Defeasance, and the requirements of this
Section 3.C. have been satisfied, the Property (as defined in the Security Instrument) shall be released from the lien of the Security Instrument and the U.S. Government Securities, pledged pursuant to the Defeasance Security Agreement, shall be the sole source of collateral securing this Note.

        (b) In connection with the release of the Security Instrument, Borrower shall submit to Lender, not less than twenty (20) days prior to the Defeasance Date, a release of lien for the Property (for execution by Lender) in a form appropriate in the applicable state and otherwise satisfactory to Lender in its reasonable discretion and all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all applicable laws, and (ii) will effect such releases in accordance with the terms of the Security Instrument.

        4. SECURITY. This Note is secured by the Security Instrument and the Other Security Documents. The term "Security Instrument" as used in this Note shall mean that certain Deed of Trust and Security Agreement dated the date hereof, given by Borrower to Lender covering the fee estate of Borrower in certain premises located in Stafford County, State of Virginia, and other property, as more particularly described therein and intended to be duly recorded in said County, as the same may be amended, supplemented, replaced or otherwise modified from time to time. The term "Other Security Documents" as used in this Note shall mean all and any of the documents other than this Note or the Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Debt.

        5. EXCULPATION. Notwithstanding anything to the contrary contained in this Note, the liability of Borrower and of any general partner or member of Borrower to pay the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the Security Instrument and the other Security Documents shall be limited as set forth in Article 15 of the Security Instrument.

        6.  GENERAL

        A. This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt or any portion thereof at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the Debt or any portion thereof at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and

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all prior interest payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

        B. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

        C. Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument and the Other Security Documents made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument and the Other Security Documents. Lender may release any guarantor or indemnitor of the Debt from liability, in every instance without the consent of the Borrower hereunder, and without waiving any rights the Lender may have hereunder or by virtue of the laws of the State in which the Property (as defined in the Security Instrument) is located or any other state of the United States.

        D. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Security Instrument and the Other Security Documents and that this Note, the Security Instrument and the Other Security Documents constitute valid and binding obligations of Borrower.

        E. Lender shall have the right to transfer, sell and assign this Note, the Security Instrument and the Other Security Documents, and the obligations hereunder.

        F. Borrower shall not, without the prior written consent of Lender, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer, or permit the transfer of, directly or indirectly, the Property or ownership interests in Borrower, except as permitted in accordance with the Security Instrument.

        G. All notices or other written communications hereunder shall be given and become effective as provided in the Security Instrument.

        H. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the Other Security Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent

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jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

        I. This Note shall be interpreted, construed and enforced according to the laws of the State where the Property is located. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. This Note, the Security Instrument and the Other Security Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.

        J. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

        K. If any term of this Note or any application thereof shall be invalid or unenforceable, the remainder of this Note and any other application of the term shall not be affected thereby.





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        IN WITNESS WHEREOF, Borrower has duly executed this Note the day and year first above written.

                        BORROWER:

                        A.T.C., L.L.C., a Virginia limited liability company

                        By:      A.T. Center, Inc., a Virginia corporation



                        By:      /s/ Thomas Kappler
                                 -----------------------------------------------
                                 Thomas Kappler, President




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